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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 16, 2003


                           BLUE RIVER BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Indiana                       0-24501                  35-2016637
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         29 East Washington Street
            Shelbyville, Indiana                                46176
            --------------------                               -------
  (Address of Principal Executive Offices)                     Zip Code


                                 (317) 398-9721
             -------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 9.  REGULATION FD DISCLOSURE

         On April 16, 2003, Blue River Bancshares, Inc. filed with the Securities and Exchange Commission an amendment to its Annual Report on Form 10-KSB for the year ended December 31, 2002. The certification by Blue River Bancshares, Inc.'s chief executive officer and chief financial officer required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, accompanied such amendment to its Annual Report.


                                     * * * *


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BLUE RIVER BANCSHARES, INC.
                                  (Registrant)


Date:  April 17, 2003             By:  /s/ Larry T. Toombs
                                     -----------------------------------
                                  Its: President
                                     -----------------------------------




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